[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) VALUE FUND
                     ANNUAL REPORT o AUGUST 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 35

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of -9.64%, Class B shares -10.20%, Class C shares -10.21%, Class I shares -9.35%, Class 529A shares -9.64%, Class 529B shares -9.69%, and Class 529C shares -9.69%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -13.13% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of large-cap U.S. value stocks. During the same period, the average equity income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.74%.

Q.  WHAT CONTRIBUTED TO PERFORMANCE FOR THE FUND?

A. Risk management has been an important contributor to our positive relative performance this year. There are two principal elements of our risk control strategy: (a) a consistent focus on inexpensive stocks -- low valuations typically reflect low consensus expectations, and (b) a consistent focus on high-quality fundamentals -- quality earnings, quality balance sheets, quality management teams, and low-risk business plans. In the recent market environment, our focus on both (low valuations and low-risk/higher-quality fundaments) has paid off. While value stock indices have outperformed growth stock indices in general, the performance differential between individual stocks within market sectors has widened significantly, generally favoring companies with strong balance sheets, solid cash flows, clean accounting, and credible management teams.

    The portfolio had a significant stake in traditional electric and gas utilities, focusing on distribution companies that we believe offered

    o low-volatility in earnings

    o modest valuations

    o attractive dividend yields

    Portfolio investments included Nstar, Dominion, FPL Group, TXU Corp., and National Fuel Gas.

Q.  HOW DID YOU POSITION THE FUND? WHAT WAS YOUR FOCUS?

A. As the volatile market trended lower, our moderately defensive positioning and focus on less expensive, higher-quality stocks has been helpful. Stock selection has been critical. In many cases, our performance has benefited as much from what we didn't own as what we did own. Performance was helped by

    o underweighting telecommunication services

    o avoiding WorldCom

    o underweighting technology

    The stocks that we did hold in technology such as Motorola, Texas Instruments, and Oracle contributed to our results.

    In retailing, Sears performed well as management continued to cut costs and focused on improving margins. Our consumer staples holdings were among the strongest performers in the portfolio, benefiting from

    o higher-quality earnings growth

    o a weaker U.S. dollar

    o reasonable valuations

Q.  WHAT HURT PERFORMANCE DURING THE PERIOD?

A. Disappointments during the period included the performance of our pharmaceutical stocks. The group suffered from

    o concerns about patent expirations,

    o regulatory setbacks, and

    o generally weak, near-term new product pipelines

   We used volatility within the group to upgrade our holdings, eliminating Bristol-Myers Squibb while adding to Pfizer. However, valuations in the group appeared attractive relative to the overall market and on a historical basis. We will continue to look for opportunities to add to leaders in this group as we examine prices relative to earnings and other fundamentals.

Q.  WHAT NEW OPPORTUNITIES DID YOU FIND?

A. We added to our position in bank stocks. Commercial credit trends appeared to be improving. Nonperforming loans seemed to be stabilizing, and early signs of commercial loan growth appeared over the quarter. With interest rates relatively stable, we were encouraged by the fundamentals of the higher-quality regional/super-regional banks, including Bank of America, Wachovia, National City, Suntrust, and Comerica.

    We expect to continue to focus on lower-risk opportunities in cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth, but which also have the opportunity to expand margins through restructuring and cost-cutting). In our view, these stocks should benefit as the economy recovers, but also have opportunities to grow earnings in the interim. We may also continue to look for opportunities to add selectively to our pharmaceutical holdings, but we remain cautious about near- term fundamentals.

    Overall, we believe the macroeconomic fundamentals have improved somewhat from weakness late last year, inflation and interest rates have been low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative, value-oriented investors.

/s/ Steven R. Gorham                       /s/ Lisa B. Nurme

    Steven R. Gorham                           Lisa B. Nurme
    Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to shareholders: On January 23, 2002, Steven R. Gorham was added as co-portfolio manager of the MFS(R) Value Fund.

Also: Effective February 1, 2002, the Russell 1000 Value Index replaced the Standard and Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. The S&P 500 is a commonly used measure of the broad stock market.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAME A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS. SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999, AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT IN 2001. PRIOR TO JOINING MFS, SHE WAS EMPLOYED AT GOLDMAN SACHS. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN THE COMPANY. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION AND REASONABLE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A     JANUARY 2, 1996
                               CLASS B     NOVEMBER 4, 1997
                               CLASS C     NOVEMBER 5, 1997
                               CLASS I     JANUARY 2, 1997
                               CLASS 529A  JULY 31, 2002
                               CLASS 529B  JULY 31, 2002
                               CLASS 529C  JULY 31, 2002

  SIZE:                        $3.3 BILLION NET ASSETS AS OF AUGUST 31, 2002
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2002. Index information is from January 1, 1996.)

                   MFS Value Fund         Russell 1000         Standard & Poor's
                     - Class A             Value Index          500 Stock Index
"1/96"               $ 9,425                $10,000                $10,000
"8/96"                10,433                 10,638                 10,745
"8/98"                15,772                 15,421                 16,334
"8/00"                22,727                 20,893                 26,564
"8/02"                21,190                 17,946                 16,475

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         - 9.64%   + 8.11%    +47.12%   +124.83%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding
  Sales Charge                         - 9.64%   + 2.63%    + 8.03%   + 12.42%
------------------------------------------------------------------------------
Average Annual Total Return
  Including
  Sales Charge                         -14.84%   + 0.63%    + 6.76%   + 11.93%
------------------------------------------------------------------------------

CLASS B
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         -10.20%   + 6.08%    +42.75%   +118.15%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding
  Sales Charge                         -10.20%   + 1.99%    + 7.38%   + 12.42%
------------------------------------------------------------------------------
Average Annual Total Return
  Including
  Sales Charge                         -13.77%   + 1.02%    + 7.08%   + 12.42%
------------------------------------------------------------------------------

CLASS C
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         -10.21%   + 6.11%    +42.75%   +118.15%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding
  Sales Charge                         -10.21%   + 2.00%    + 7.38%   + 12.42%
------------------------------------------------------------------------------
Average Annual Total Return
  Including
  Sales Charge                         -11.10%   + 2.00%    + 7.38%   + 12.42%
------------------------------------------------------------------------------

CLASS I
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                    - 9.35%   + 9.25%    +49.96%   +127.70%
------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                    - 9.35%   + 2.99%    + 8.44%   + 13.14%
------------------------------------------------------------------------------

CLASS 529A
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         - 9.64%   + 8.11%    +47.12%   +124.83%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding
  Sales Charge                         - 9.64%   + 2.63%    + 8.03%   + 12.93%
------------------------------------------------------------------------------
Average Annual Total Return
  Including
  Sales Charge                         -14.84%   + 0.63%    + 6.76%   + 11.93%
------------------------------------------------------------------------------

CLASS 529B
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         - 9.69%   + 8.05%    +47.04%   +124.71%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding
  Sales Charge                         - 9.69%   + 2.61%    + 8.02%   + 12.92%
------------------------------------------------------------------------------
Average Annual Total Return
  Including
  Sales Charge                         -13.24%   + 1.66%    + 7.72%   + 12.92%
------------------------------------------------------------------------------

CLASS 529C
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         - 9.69%   + 8.05%    +47.04%   +124.71%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding
  Sales Charge                         - 9.69%   + 2.61%    + 8.02%   + 12.92%
------------------------------------------------------------------------------
Average Annual Total Return
  Including
  Sales Charge                         -10.58%   + 2.61%    + 8.02%   + 12.92%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                        1 Year   3 Years    5 Years      Life*
------------------------------------------------------------------------------
Average equity income fund+            -13.74%   - 3.91%    + 1.96%   +  6.37%
------------------------------------------------------------------------------
Russell 1000 Value Index#              -13.13%   - 3.64%    + 3.87%   +  9.17%
------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index##    -17.99%   -10.31%    + 1.74%   +  7.78%
------------------------------------------------------------------------------
   * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2002. Index information is from January 1, 1996.
 (+) Average annual rates of return.
   + Source: Lipper Inc.
   # Source: Bloomberg
  ## Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only offered in conjunction with qualified tuition programs.

For periods prior to their inception, Class B, C, I, 529A, 529B, and 529C share performance includes the performance of the fund's original share class (Class A). Class B, C, 529B and 529C performance has been adjusted to reflect the CDSC applicable to B, C, 529B and 529C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B, C, 529A, 529B and 529C than those of A, performance shown is higher for B, C, 529A, 529B and 529C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK SECTORS

          FINANCIAL SERVICES                       27.2%
          BASIC MATERIALS                          11.4%
          CONSUMER STAPLES                         11.4%
          UTILITIES & COMMUNICATIONS               11.1%
          ENERGY                                   10.6%

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

TOP 10 STOCK HOLDINGS

CITIGROUP, INC.  3.2%
Diversified financial services firm.        KELLOGG CO.  2.3%
                                            Food and beverage conglomerate.
EXXONMOBIL CORP.  2.9%
Integrated oil company.                     DEERE & CO.  2.3%
                                            Agricultural equipment manufacturer.
SEARS, ROEBUCK & CO.  2.8%
Multi-line retailer.                        SYNGENTA AG  2.1%
                                            Swiss chemicals firm.
PHILIP MORRIS COS., INC.  2.7%
Tobacco, food, and beverage conglomerate.   ALCOA, INC.  1.9%
                                            Aluminum producer.
BANK OF AMERICA CORP.  2.7%
Bank and financial holding company.         PFIZER, INC.  1.9%
                                            Pharmaceutical, medical and
                                            health products.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS  -- August 31, 2002

Stocks - 93.4%
---------------------------------------------------------------------------------------------------------------
ISSUER                                                                           SHARES                   VALUE
---------------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.3%
  Aerospace - 1.1%
    Honeywell International, Inc.                                               545,900          $   16,349,705
    Northrop Grumman Corp.                                                      165,500              20,323,400
                                                                                                 --------------
                                                                                                 $   36,673,105
---------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Nike, Inc., "B"                                                             187,400          $    8,091,932
---------------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Delphi Automotive Systems Corp.                                           2,252,900          $   21,965,775
---------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 9.6%
    Bank of America Corp.                                                     1,207,100          $   84,593,568
    Bank One Corp.                                                              317,400              12,997,530
    Comerica, Inc.                                                              304,800              17,830,800
    FleetBoston Financial Corp.                                               1,984,760              47,892,259
    National City Corp.                                                       1,212,900              37,806,093
    PNC Financial Services Group Co.                                            187,608               8,646,853
    SouthTrust Corp.                                                            976,200              25,615,488
    SunTrust Banks, Inc.                                                        588,530              39,731,660
    Wachovia Corp.                                                            1,137,000              41,898,450
                                                                                                 --------------
                                                                                                 $  317,012,701
---------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.4%
    Abbott Laboratories, Inc.                                                 1,171,680          $   46,902,350
---------------------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    International Business Machines Corp.                                       161,220          $   12,152,764
---------------------------------------------------------------------------------------------------------------
  Chemicals - 1.9%
    Air Products & Chemicals, Inc.                                              729,028          $   34,198,703
    PPG Industries, Inc.                                                        518,700              29,187,249
                                                                                                 --------------
                                                                                                 $   63,385,952
---------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 5.4%
    Gillette Co.                                                                259,300          $    8,175,729
    Kimberly-Clark Corp.                                                        748,300              44,778,272
    Philip Morris Cos., Inc.                                                  1,695,630              84,781,500
    The Procter & Gamble Co.                                                    450,240              39,913,776
                                                                                                 --------------
                                                                                                 $  177,649,277
---------------------------------------------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                                                       391,600          $    9,437,560
    Intel Corp.                                                                 923,100              15,388,077
    Texas Instruments, Inc.                                                     316,200               6,229,140
                                                                                                 --------------
                                                                                                 $   31,054,777
---------------------------------------------------------------------------------------------------------------
  Energy - 1.2%
    Energy East Corp.                                                           886,000          $   18,535,120
    TXU Corp.                                                                   401,800              19,431,048
                                                                                                 --------------
                                                                                                 $   37,966,168
---------------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    The Walt Disney Co.                                                       1,511,100          $   23,694,048
    Viacom, Inc., "B"*                                                        1,342,343              54,633,360
                                                                                                 --------------
                                                                                                 $   78,327,408
---------------------------------------------------------------------------------------------------------------
  Financial Institutions - 9.0%
    American Express Co.                                                        952,600          $   34,350,756
    Citigroup, Inc.                                                           3,154,100             103,296,775
    Fannie Mae                                                                  514,820              39,013,060
    Freddie Mac                                                                 625,920              40,121,472
    Goldman Sachs Group, Inc.                                                   669,800              51,775,540
    Merrill Lynch & Co., Inc.                                                   808,000              29,265,760
                                                                                                 --------------
                                                                                                 $  297,823,363
---------------------------------------------------------------------------------------------------------------
  Financial Services - 1.2%
    Mellon Financial Corp.                                                    1,390,900          $   38,458,385
---------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 4.8%
    Archer-Daniels-Midland Co.                                                2,779,215          $   33,878,631
    Kellogg Co.                                                               2,272,400              73,080,384
    PepsiCo, Inc.                                                               947,876              37,488,496
    The J.M. Smucker Co.                                                        383,755              13,949,494
                                                                                                 --------------
                                                                                                 $  158,397,005
---------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.6%
    International Paper Co.                                                   1,369,400          $   51,557,910
---------------------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Pall Corp.                                                                1,286,100          $   21,735,090
---------------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.0%
    Praxair, Inc.                                                               593,100          $   33,231,393
---------------------------------------------------------------------------------------------------------------
  Insurance - 5.5%
    Allstate Corp.                                                            1,498,490          $   55,773,798
    Chubb Corp.                                                                 359,900              22,274,211
    Hartford Financial Services Group, Inc.                                     604,455              30,234,839
    MetLife, Inc.                                                             1,300,500              35,009,460
    Safeco Corp.                                                                638,140              21,128,815
    The St. Paul Cos., Inc.                                                     429,200              13,056,264
    Travelers Property Casualty Corp., "A"                                      133,073               2,091,908
    Travelers Property Casualty Corp., "B"                                      129,306               2,106,395
                                                                                                 --------------
                                                                                                 $  181,675,690
---------------------------------------------------------------------------------------------------------------
  Machinery - 3.3%
    Caterpillar, Inc.                                                           307,010          $   13,397,916
    Danaher Corp.                                                               396,633              23,857,475
    Deere & Co.                                                               1,573,916              72,274,223
                                                                                                 --------------
                                                                                                 $  109,529,614
---------------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    ITT Industries, Inc.                                                         26,300          $    1,787,874
---------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.3%
    Baxter International, Inc.                                                  181,000          $    6,568,490
    Merck & Co., Inc.                                                           841,400              42,507,528
    Pfizer, Inc.                                                              1,837,000              60,767,960
                                                                                                 --------------
                                                                                                 $  109,843,978
---------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 2.1%
    Alcoa, Inc.                                                               2,432,270          $   61,025,655
    Phelps Dodge Corp.*                                                         246,130               7,952,460
                                                                                                 --------------
                                                                                                 $   68,978,115
---------------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Noble Corp.*                                                                339,150          $   10,537,391
    Schlumberger Ltd.                                                           648,610              28,026,438
                                                                                                 --------------
                                                                                                 $   38,563,829
---------------------------------------------------------------------------------------------------------------
  Oils - 7.0%
    Devon Energy Corp.                                                          565,610          $   26,583,670
    Anadarko Petroleum Corp.                                                    599,800              26,775,072
    Apache Corp.                                                                747,047              41,132,408
    ExxonMobil Corp.                                                          2,560,570              90,772,206
    Unocal Corp.                                                              1,403,086              46,400,054
                                                                                                 --------------
                                                                                                 $  231,663,410
---------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.8%
    Wyeth                                                                       594,984          $   25,465,315
---------------------------------------------------------------------------------------------------------------
  Photographic Products - 0.9%
    Eastman Kodak Co.                                                           956,200          $   29,202,348
---------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.5%
    Gannett Co., Inc.                                                           764,937          $   58,104,615
    Tribune Co.                                                                 585,444              24,418,869
                                                                                                 --------------
                                                                                                 $   82,523,484
---------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Equity Office Properties Trust                                              578,450          $   16,127,186
---------------------------------------------------------------------------------------------------------------
  Retail - 2.7%
    Sears, Roebuck & Co.                                                      1,966,000          $   89,472,660
---------------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.5%
    3M Co.                                                                      331,200          $   41,383,440
    Illinois Tool Works, Inc.                                                   135,000               9,250,200
                                                                                                 --------------
                                                                                                 $   50,633,640
---------------------------------------------------------------------------------------------------------------
  Telecommunications - 3.2%
    ALLTEL Corp.                                                                257,070          $   11,329,075
    AT&T Corp.                                                                2,686,700              32,831,474
    BellSouth Corp.                                                           2,016,900              47,034,108
    Verizon Communications, Inc.                                                430,243              13,337,533
                                                                                                 --------------
                                                                                                 $  104,532,190
---------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.1%
    Dominion Resources, Inc.                                                    381,590          $   23,929,509
    FPL Group, Inc.                                                             419,500              23,945,060
    Keyspan Corp.                                                               540,600              18,942,624
    NiSource, Inc.                                                              862,023              17,145,637
    NSTAR Co.                                                                   720,340              30,686,484
    Pinnacle West Capital Corp.                                                 641,010              21,416,144
                                                                                                 --------------
                                                                                                 $  136,065,458
---------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    National Fuel Gas Co.                                                     1,360,732          $   27,595,645
    WGL Holdings, Inc.                                                          323,113               7,812,872
                                                                                                 --------------
                                                                                                 $   35,408,517
---------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $2,743,858,663
---------------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.1%
  Bermuda - 0.6%
    Accenture Ltd. (Business Services)*                                       1,230,400          $   20,240,080
---------------------------------------------------------------------------------------------------------------
  Canada - 1.5%
    Alcan, Inc. (Metals)                                                        464,580          $   13,082,573
    Canadian National Railway Co. (Railroad)                                    811,599              35,385,716
                                                                                                 --------------
                                                                                                 $   48,468,289
---------------------------------------------------------------------------------------------------------------
  France - 0.6%
    Total Fina S.A., ADR (Oils)                                                 272,180          $   19,411,877
---------------------------------------------------------------------------------------------------------------
  Netherlands - 0.7%
    Akzo Nobel N.V. (Chemicals)                                                 660,593          $   24,628,496
---------------------------------------------------------------------------------------------------------------
  Switzerland - 2.0%
    Syngenta AG (Chemicals)                                                   1,186,040          $   65,733,004
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 4.7%
    BP Amoco PLC, ADR (Oils)                                                  1,014,700          $   47,487,960
    BT Group PLC (Telecommunications)*                                        3,448,400              10,672,791
    Diageo PLC (Food & Beverage Products)*                                    2,095,173              25,354,614
    GlaxoSmithKline PLC (Pharmaceutical)*                                     1,059,244              19,932,416
    National Grid Group PLC (Telecommunications)                              1,441,300              10,070,302
    Reed Elsevier PLC (Publishing)*                                           4,511,200              40,280,815
                                                                                                 --------------
                                                                                                 $  153,798,898
---------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                             $  332,280,644
---------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,324,461,017)                                                   $3,076,139,307
---------------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 3.1%
---------------------------------------------------------------------------------------------------------------
    General Motors Corp., 5.25%, 2032 (Automotive)                              642,300          $   15,652,851
    Motorola Inc. (Telecommunications)                                          961,800              38,375,820
    Northrop Grumman Corp. (Aerospace)                                          150,600              19,171,380
    Travelers Property Casualty Corp., 4.5% (Insurance)                         458,010              10,190,723
    TXU Corp. (Energy)                                                          375,340              18,804,534
---------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $109,821,228)                                $  102,195,308
---------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
---------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 9/03/02                                           $      6,588          $    6,587,312
    Ford Motor Credit Corp., due 9/19/02 - 9/25/02                               17,200              17,180,760
    General Electric Capital Corp., due 9/03/02                                  34,655              34,651,361
    General Motors Acceptance Corp., due 9/25/02                                 10,000               9,986,533
    New Center Asset Trust, due 9/03/02                                          17,478              17,476,175
    Preferred Receivables Funding, due 9/25/02                                   10,000               9,988,333
---------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                  $   95,870,474
---------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.3%
---------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 8/30/02, due 9/03/02, total to be
      received $9,241,848 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                              $      9,240          $    9,240,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,539,392,719)                                              $3,283,445,089

Other Assets, Less Liabilities - 0.3%                                                                10,961,121
---------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $3,294,406,210
---------------------------------------------------------------------------------------------------------------
* Non-income producing security.
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,539,392,719)        $3,283,445,089
  Investments of cash collateral for securities loaned at
    identified cost and value                                       131,819,656
  Cash                                                                   19,108
  Receivable for investments sold                                     1,393,192
  Receivable for fund shares sold                                    17,686,596
  Interest and dividends receivable                                   7,471,427
                                                                 --------------
      Total assets                                               $3,441,835,068
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $    7,996,581
  Payable for fund shares reacquired                                  6,747,933
  Collateral for securities loaned, at value                        131,819,656
  Payable to affiliates -
    Management fee                                                      108,158
    Shareholder servicing agent fee                                      18,026
    Distribution and service fee                                        111,342
  Accrued expenses and other liabilities                                627,162
                                                                 --------------
      Total liabilities                                          $  147,428,858
                                                                 --------------
Net assets                                                       $3,294,406,210
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $3,706,417,449
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (255,941,566)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (164,411,497)
  Accumulated undistributed net investment income                     8,341,824
                                                                 --------------
      Total                                                      $3,294,406,210
                                                                 ==============
Shares of beneficial interest outstanding                          191,799,648
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $1,820,568,346 / 105,760,397 shares of
    beneficial interest outstanding)                                 $17.21
                                                                     ======
  Offering  price  per  share  (100  / 94.25 of net asset
  value per share)                                                   $18.26
                                                                     ======
Class 529A shares:
  Net asset value per share
    (net assets of $10,267.76 / 596.698 shares of
    beneficial interest outstanding)                                 $17.21
  Offering  price  per  share  (100  / 94.25 of net asset
  value per share)                                                   $18.26
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $923,330,393 / 53,915,340 shares of
    beneficial interest outstanding)                                 $17.13
                                                                     ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $5,910.98 / 345.300 shares of
    beneficial interest outstanding)                                 $17.12
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $473,537,382 / 27,667,455 shares of
    beneficial interest outstanding)                                 $17.12
                                                                     ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $21,444.31 / 1,253.244 shares of
    beneficial interest outstanding)                                 $17.11
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $76,932,466 / 4,454,261 shares of
    beneficial interest outstanding)                                 $17.27
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class 529A, Class B, Class 529B, Class C, and
Class 529C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $  62,934,278
    Interest                                                          2,772,577
    Foreign taxes withheld                                             (702,488)
                                                                  -------------
      Total investment income                                     $  65,004,367
                                                                  -------------
  Expenses -
    Management fee                                                $  17,019,708
    Trustees' compensation                                              101,683
    Shareholder servicing agent fee                                   2,836,618
    Distribution and service fee (Class A)                            5,043,896
    Distribution and service fee (Class B)                            8,753,172
    Distribution and service fee (Class C)                            4,566,399
    Distribution and service fee (Class 529A)                                 3
    Distribution and service fee (Class 529B)                                 5
    Distribution and service fee (Class 529C)                                11
    Program Manager fee (Class 529A)                                          2
    Program Manager fee (Class 529B)                                          1
    Program Manager fee (Class 529C)                                          3
    Administrative fee                                                  267,235
    Investor communication expense                                      589,443
    Custodian fee                                                       952,704
    Registration fee                                                    693,174
    Printing                                                            204,218
    Postage                                                             331,510
    Auditing fees                                                        20,260
    Legal fees                                                            9,473
    Transfer agent expenses                                           1,721,385
    Miscellaneous                                                       528,865
                                                                  -------------
      Total expenses                                              $  43,639,768
    Fees paid indirectly                                                (78,494)
                                                                  -------------
      Net expenses                                                $  43,561,274
                                                                  -------------
        Net investment income                                     $  21,443,093
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(156,998,272)
    Foreign currency transactions                                      (192,086)
                                                                  -------------
      Net realized loss on investments and foreign
        currency transactions                                     $(157,190,358)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(209,969,023)
    Translation of assets and liabilities in foreign
      currencies                                                          5,730
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $(209,963,293)
                                                                  -------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $(367,153,651)
                                                                  -------------
          Decrease in net assets from operations                  $(345,710,558)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                  2002                         2001
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                      $   21,443,093               $    6,928,873
  Net realized gain (loss) on investments and foreign
    currency transactions                                      (157,190,358)                  15,750,888
  Net unrealized loss on investments and foreign
    currency translation                                       (209,963,293)                 (87,362,483)
                                                             --------------               --------------
    Decrease in net assets from operations                   $ (345,710,558)              $  (64,682,722)
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (11,056,998)              $   (3,479,023)
  From net investment income (Class B)                           (1,654,534)                  (1,061,873)
  From net investment income (Class C)                             (858,774)                    (538,030)
  From net investment income (Class I)                             (692,544)                    (584,267)
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (2,362,671)                  (5,907,737)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (1,484,949)                  (4,428,435)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (791,051)                  (2,026,474)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (107,821)                  (1,039,663)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                      (2,924,674)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                      (1,838,170)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                        (979,215)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                        (133,467)                        --
                                                             --------------               --------------
    Total distributions declared to shareholders             $  (24,884,868)              $  (19,065,502)
                                                             --------------               --------------
Net increase in net assets from fund share transactions      $1,573,287,996               $1,800,054,137
                                                             --------------               --------------
      Total increase in net assets                           $1,202,692,570               $1,716,305,913
Net assets:
  At beginning of period                                      2,091,713,640                  375,407,727
                                                             --------------               --------------
At end of period (including accumulated undistributed
  net investment income of $8,882,036 and $1,701,793,
  respectively)                                              $3,294,406,210               $2,091,713,640
                                                             ==============               ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                                -----------------------------------------------------------
                                                                2002          2001          2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $19.28        $19.38        $17.17       $14.20       $14.82
                                                               ------        ------        ------       ------       ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.20        $ 0.20        $ 0.24       $ 0.24       $ 0.22
  Net realized and unrealized gain (loss) on investments and
    foreign currency###                                         (2.05)         0.44          2.43         3.17         1.07
                                                               ------        ------        ------       ------       ------
    Total from investment operations                           $(1.85)       $ 0.64        $ 2.67       $ 3.41       $ 1.29
                                                               ------        ------        ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.15)       $(0.19)       $(0.22)      $(0.22)      $(0.20)
  From net realized gain on investments and foreign currency
    transactions                                                (0.03)        (0.55)        (0.24)       (0.22)       (1.71)
  In excess of net realized gain on investments and foreign
    currency transactions                                       (0.04)         --            --           --           --
                                                               ------        ------        ------       ------       ------
    Total distributions declared to shareholders               $(0.22)       $(0.74)       $(0.46)      $(0.44)      $(1.91)
                                                               ------        ------        ------       ------       ------
Net asset value - end of period                                $17.21        $19.28        $19.38       $17.17       $14.20
                                                               ======        ======        ======       ======       ======
Total return(+)                                                 (9.64)%        3.19%        15.95%       24.27%        9.50%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.25%         1.21%         1.30%        1.36%        1.46%
  Net investment income                                          1.05%         1.00%         1.38%        1.47%        1.45%
Portfolio turnover                                                 48%           63%           83%          97%          89%
Net assets at end of period (000 Omitted)                  $1,820,568      $981,373      $165,616      $51,753      $11,146

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

        Net investment income                                  $ --          $ --          $ 0.25       $ 0.24       $ 0.11
        Ratios (to average net assets):
          Expenses##                                             --            --            1.26%        1.36%        2.20%
          Net investment income                                  --            --            1.42%        1.47%        0.70%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                            ----------------------------------------------------------               PERIOD ENDED
                                               2002             2001             2000             1999           AUGUST 31, 1998*
---------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $19.19        $19.30        $17.11       $14.16           $13.61
                                                               ------        ------        ------       ------           ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.07        $ 0.07        $ 0.13       $ 0.14           $ 0.10
  Net realized and unrealized gain (loss) on investments
    and foreign currency###                                     (2.02)         0.45          2.42         3.15             0.47
                                                               ------        ------        ------       ------           ------
    Total from investment operations                           $(1.95)       $ 0.52        $ 2.55       $ 3.29           $ 0.57
                                                               ------        ------        ------       ------           ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.04)       $(0.08)       $(0.12)      $(0.12)          $(0.02)
  From net realized gain on investments and foreign currency
    transactions                                                (0.03)        (0.55)        (0.24)       (0.22)            --
  In excess of net realized gain on investments and foreign
    currency transactions                                       (0.04)         --            --           --               --
                                                               ------        ------        ------       ------           ------
    Total distributions declared to shareholders               $(0.11)       $(0.63)       $(0.36)      $(0.34)          $(0.02)
                                                               ------        ------        ------       ------           ------
Net asset value - end of period                                $17.13        $19.19        $19.30       $17.11           $14.16
                                                               ======        ======        ======       ======           ======
Total return                                                   (10.20)%        2.55%        15.19%       23.47%            4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.90%         1.86%         1.95%        2.01%            2.11%+
  Net investment income                                          0.40%         0.35%         0.73%        0.83%            0.66%+
Portfolio turnover                                                 48%           63%           83%          97%              89%
Net assets at end of period (000 Omitted)                    $923,330      $698,338      $125,713      $52,586          $16,786

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                           $ --          $ --          $ 0.14       $ 0.14       $(0.02)
        Ratios (to average net assets):
          Expenses##                                             --            --            1.91%        2.01%        2.85%+
          Net investment income (loss)                           --            --            0.77%        0.83%       (0.09)%+
  * For the period from the inception of Class B shares, November 4, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,
                                           -----------------------------------------------------------             PERIOD ENDED
                                                                2002          2001          2000        1999   AUGUST 31, 1998*
-------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $19.18        $19.30        $17.10       $14.16           $13.63
                                                               ------        ------        ------       ------           ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.07        $ 0.07        $ 0.13       $ 0.14           $ 0.10
  Net realized and unrealized gain (loss) on investments
    and foreign currency###                                     (2.02)         0.44          2.43         3.15             0.45
                                                               ------        ------        ------       ------           ------
    Total from investment operations                           $(1.95)       $ 0.51        $ 2.56       $ 3.29           $ 0.55
                                                               ------        ------        ------       ------           ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.04)       $(0.08)       $(0.12)      $(0.13)          $(0.02)
  From net realized gain on investments and foreign currency
    transactions                                                (0.03)        (0.55)        (0.24)       (0.22)            --
  In excess of net realized gain on investments and foreign
    currency transactions                                       (0.04)         --            --           --               --
                                                               ------        ------        ------       ------           ------
    Total distributions declared to shareholders               $(0.11)       $(0.63)       $(0.36)      $(0.35)          $(0.02)
                                                               ------        ------        ------       ------           ------
Net asset value - end of period                                $17.12        $19.18        $19.30       $17.10           $14.16
                                                               ======        ======        ======       ======           ======
Total return                                                   (10.21)%        2.52%        15.27%       23.47%            4.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.90%         1.86%         1.95%        2.01%            2.09%+
  Net investment income                                          0.40%         0.35%         0.73%        0.84%            0.66%+
Portfolio turnover                                                 48%           63%           83%          97%              89%
Net assets at end of period (000 Omitted)                    $473,537      $366,154       $49,887      $19,053           $3,613

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)             $  --              $  --            $ 0.14           $ 0.14                 $(0.02)
        Ratios (to average net assets):
          Expenses##                               --               --              1.91%            2.01%                  2.83%+
          Net investment income (loss)             --               --              0.77%            0.84%                 (0.09)%+
  * For the period from the inception of Class C shares, November 5, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                                      ---------------------------------------------------
                                                                2002          2001          2000         1999             1998
-------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $19.35        $19.47        $17.24       $14.22           $14.81
                                                               ------        ------        ------       ------           ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.27        $ 0.28        $ 0.30       $ 0.31           $ 0.24
  Net realized and unrealized gain (loss) on investments and
    foreign currency###                                         (2.06)         0.44          2.44         3.20             1.09
                                                               ------        ------        ------       ------           ------
    Total from investment operations                           $(1.79)       $ 0.72        $ 2.74       $ 3.51           $ 1.33
                                                               ------        ------        ------       ------           ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.22)       $(0.29)       $(0.27)      $(0.27)          $(0.21)
  From net realized gain on investments and foreign currency
    transactions                                                (0.03)        (0.55)        (0.24)       (0.22)           (1.71)
  In excecss of net realized gain on investments and foreign
    currency transactions                                       (0.04)         --            --           --               --
                                                               ------        ------        ------       ------           ------
    Total distributions declared to shareholders               $(0.29)       $(0.84)       $(0.51)      $(0.49)          $(1.92)
                                                               ------        ------        ------       ------           ------
Net asset value - end of period                                $17.27        $19.35        $19.47       $17.24           $14.22
                                                               ======        ======        ======       ======           ======
Total return                                                    (9.35)%        3.58%        16.36%       24.97%            9.83%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                     0.90%         0.86%         0.95%        1.01%            1.19%
  Net investment income                                          1.40%         1.35%         1.65%        1.85%            1.57%
Portfolio turnover                                                 48%           63%           83%          97%              89%
Net assets at end of period (000 Omitted)                     $76,932       $45,849       $34,189       $3,413           $  999

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                  $ --          $ --          $ 0.31       $ 0.31           $ 0.12
        Ratios (to average net assets):
          Expenses##                                             --            --            0.91%        1.01%            1.93%
          Net investment income                                  --            --            1.69%        0.85%            0.82%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2002*                                   CLASS 529A       CLASS 529B      CLASS 529C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $17.01           $16.93           $16.92
                                                                  ------           ------           ------
Income from investment operations# -
  Net investment income                                           $ 0.03           $ 0.02           $ 0.02
  Net realized and unrealized gain on investments and
    foreign currency                                                0.17             0.17             0.17
                                                                  ------           ------           ------
    Total from investment operations                              $ 0.20           $ 0.19           $ 0.19
                                                                  ------           ------           ------
Net asset value - end of period                                   $17.21           $17.12           $17.11
                                                                  ======           ======           ======
Total return++                                                      1.18%            1.12%            1.12%
Ratios (to average net assets)/Supplemental data:
  Expenses##+                                                       1.50%            2.15%            2.15%
  Net investment income                                             2.23%            1.33%            1.75%
Portfolio turnover                                                    48%              48%              48%
Net assets at end of period (000 Omitted)                             $10          $    6           $   21

 + Annualized.
++ Not annualized.
 * For the period from the inception of Class 529 shares, July 31, 2002, through August 31, 2002.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $127,790,261. These loans were collateralized by cash of $131,819,656 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                       SHARES          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      131,819,656       $131,819,656

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $57,580 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $20,914 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended August 31, 2002, and August 31, 2001, was as follows:

                                          AUGUST 31, 2002      AUGUST 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                             $14,275,598          $14,478,072
  Long-term capital gain                       10,609,270            4,587,430
                                              -----------          -----------
Total distributions declared                  $24,884,868          $19,065,502
                                              ===========          ===========

During the year ended August 31, 2002, accumulated undistributed net investment income decreased by $540,212, accumulated net realized loss on investments and foreign currency transactions increased by $1,345,613, and paid-in capital increased by $1,885,825 due to differences between book and tax accounting for currency transactions, utilization of equalization and real estate investment trusts. This change had no effect on the net assets or net asset value per share.

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income           $   8,293,810
          Capital loss carryforward                 (49,177,465)
          Unrealized loss                          (269,548,458)
          Other temporary differences              (101,579,126)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $13,913 for inactive trustees for the year ended August 31, 2002. Also, included in Trustees' compensation is a one-time plan settlement expense of $54,838.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                          0.0175%
              Next $2.5 billion                         0.0130%
              Next $2.5 billion                         0.0005%
              In excess of $7 billion                   0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $872,950 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                   CLASS A      CLASS 529A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Distribution Fee                     0.10%           0.10%           0.75%           0.75%           0.75%           0.75%
Service Fee                          0.25%           0.25%           0.25%           0.25%           0.25%           0.25%
                                     -----           -----           -----           -----           -----           -----

Total Distribution Plan              0.35%           0.35%           1.00%           1.00%           1.00%           1.00%
                                     =====           =====           =====           =====           =====           =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2002, amounted to:

                                   CLASS A      CLASS 529A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Service Fee Retained by MFD     $3,602,783              $2      $2,188,293              $1      $4,566,399              $3

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                                   CLASS A      CLASS 529A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan              0.35%           0.35%           1.00%           1.00%           1.00%           1.00%

Certain Class A, Class 529A, Class C, and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:

                                   CLASS A      CLASS 529A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed                  $50,158              $0      $1,749,079              $0        $188,978              $0

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.25% from the fund based solely upon the value of the fund's 529 share classes attributable to a tuition program to which MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,832,924,723 and $1,299,096,169, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $3,552,999,611
                                                               --------------
Gross unrealized depreciation                                  $ (369,704,447)
Gross unrealized appreciation                                     100,149,925
                                                               --------------
Net unrealized depreciation                                    $ (269,554,522)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                             YEAR ENDED AUGUST 31, 2002           YEAR ENDED AUGUST 31, 2001
                                        -------------------------------       ------------------------------
                                             SHARES              AMOUNT           SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              86,783,511      $1,624,347,088       50,550,611      $1,018,710,788
Shares issued to shareholders in
  reinvestment of distributions             704,960          13,211,291          413,554           8,350,365
Shares reacquired                       (32,616,595)       (604,941,576)      (8,621,582)       (172,599,023)
                                        -----------      --------------      -----------      --------------
    Net increase                         54,871,876      $1,032,616,803       42,342,583      $  854,462,130
                                        ===========      ==============      ===========      ==============

Class 529A shares
                                          PERIOD ENDED AUGUST 31, 2002*
                                        -------------------------------
                                             SHARES              AMOUNT
-----------------------------------------------------------------------
Shares sold                                  596.70             $10,250
Shares issued to shareholders in
  reinvestment of distributions               --                 --
Shares reacquired                             --                 --
                                        -----------      --------------
    Net increase                             596.70      $       10,250
                                        ===========      ==============

Class B shares
                                             YEAR ENDED AUGUST 31, 2002           YEAR ENDED AUGUST 31, 2001
                                        -------------------------------       ------------------------------
                                             SHARES              AMOUNT           SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              30,418,224      $  569,221,280       32,990,577      $  662,799,689
Shares issued to shareholders in
  reinvestment of distributions             217,608           4,088,491          237,375           4,798,644
Shares reacquired                       (13,107,248)       (236,271,099)      (3,353,222)        (66,856,272)
                                        -----------      --------------      -----------      --------------
    Net increase                         17,528,584      $  337,038,672       29,874,730      $  600,742,061
                                        ===========      ==============      ===========      ==============

Class 529B shares
                                          PERIOD ENDED AUGUST 31, 2002*
                                        -------------------------------
                                             SHARES              AMOUNT
-----------------------------------------------------------------------
Shares sold                                  345.30      $     5,812.33
Shares issued to shareholders in
  reinvestment of distributions            --                 --
Shares reacquired                          --                 --
                                        -----------      --------------
    Net increase                             345.30      $     5,812.33
                                        ===========      ==============

Class C shares
                                             YEAR ENDED AUGUST 31, 2002           YEAR ENDED AUGUST 31, 2001
                                        -------------------------------       ------------------------------
                                             SHARES              AMOUNT           SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              15,851,882      $  296,164,345       18,010,016      $  362,507,353
Shares issued to shareholders in
  reinvestment of distributions              95,529           1,793,214           99,956           2,017,927
Shares reacquired                        (7,370,002)       (133,292,865)      (1,605,373)        (32,116,352)
                                        -----------      --------------      -----------      --------------
    Net increase                          8,577,409      $  164,664,694       16,504,599      $  332,408,928
                                        ===========      ==============      ===========      ==============

Class 529C shares
                                          PERIOD ENDED AUGUST 31, 2002*
                                        -------------------------------
                                             SHARES              AMOUNT
-----------------------------------------------------------------------
Shares sold                                 1,253.24     $       21,450
Shares issued to shareholders in
  reinvestment of distributions            --                 --
Shares reacquired                          --                 --
                                        -----------      --------------
    Net increase                           1,253.24      $       21,450
                                        ===========      ==============

Class I shares
                                             YEAR ENDED AUGUST 31, 2002           YEAR ENDED AUGUST 31, 2001
                                        -------------------------------       ------------------------------
                                             SHARES              AMOUNT           SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                2,996,480     $   55,745,714        1,280,449      $  25,907,153
Shares issued to shareholders in
  reinvestment of distributions              45,094             847,147           79,582           1,613,345
Shares reacquired                          (956,480)        (17,662,546)        (746,784)        (15,079,480)
                                        -----------      --------------      -----------      --------------
    Net increase                          2,085,094      $   38,930,315          613,247      $   12,441,018
                                        ===========      ==============      ===========      ==============

* Commencement of operations July 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $28,770 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MSF Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 11, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED AUGUST 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 100%.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
-------------------------------------------------------------------------------

MFS(R) VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc. P.O. Box 2281 Boston, MA
500 Boylston Street                                      02107-9906
Boston, MA 02116-3741
                                                         For general information, call toll free:
DISTRIBUTOR                                              1-800-225-2606 any business day from 8 a.m. to
MFS Fund Distributors, Inc.                              8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
PORTFOLIO MANAGERS                                       business day from 9 a.m. to 5 p.m. Eastern time.
Steven R. Gorham+                                        (To use this service, your phone must be equipped
Lisa B. Nurme+                                           with a Telecommunications Device for the Deaf).

CUSTODIAN                                                For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
AUDITORS                                                 touch-tone telephone.
Ernst & Young LLP
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) VALUE FUND                                            -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                             MVF-2  10/02  273M  93/293/393/893